UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-7(e)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

     MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
                    113 KING STREET, ARMONK, NEW YORK 10504

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                              September 29, 2004


To the Shareholders:

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") will be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York, on Thursday, November 11, 2004 at 11:00 a.m., New York City time, for the purposes of considering and voting upon the following:

         1. The election of Trustees (Proposal 1); and

         2. Any other business that may properly come before the Meeting or any adjournments or postponements thereof.

         The close of business on September 24, 2004 has been fixed by the Board of Trustees of the Fund as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.


                             By Order of the Board of Trustees of the Fund,

                             /S/ MICHAEL R. JACOBSON

                             Michael R. Jacobson
                             Secretary



            TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                              REGISTRATION                                       VALID SIGNATURE
                              ------------                                       ---------------

CORPORATE ACCOUNTS
------------------
(1) ABC Corp. .....................................................    ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. .....................................................    John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer ............................    John Doe
(4) ABC Corp. Profit Sharing Plan .................................    John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust .....................................................    Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78 ..........................    Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA ...........    John B. Smith
(2) John B. Smith .................................................    John B. Smith, Jr., Executor

     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
                    113 KING STREET, ARMONK, NEW YORK 10504

                             ----------------------
                                PROXY STATEMENT
                             ----------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 11, 2004

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, on November 11, 2004 at 11:00 a.m., New York City Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about September 29, 2004. Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Trustees. The close of business on September 24, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On September 24, 2004 there were 7,935,591 shares of the Fund's common shares outstanding and 2,778 shares of the Fund's preferred shares outstanding. These classes of stock are the only classes of stock currently authorized by the Fund.

         In accordance with the Fund's Amended and Restated Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the common shares and preferred shares of the Fund entitled to vote at the Meeting except that a quorum for the election of Messrs. Mark Jurish and Ronald E. Toupin, Jr., as discussed below, is constituted by the presence in person or by proxy of the holders of record of a majority of the preferred shares of the Fund entitled to vote at the meeting. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer of the Fund for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Fund's Amended and Restated Agreement and Declaration of Trust and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

         At the Meeting, the preferred shareholders of the Fund will have equal voting rights (i.e., one vote per share) with the Fund's common shareholders and, except as shown in the summary chart below, will vote together with common shareholders as a single class on all proposals to be brought before the Meeting. As summarized below, the preferred shareholders of the Fund, voting as a separate class, will have the right to vote on the election of the preferred shares Trustees. The two Trustees that have been designated as representing the holders of the Fund's preferred shares are Messrs. Mark Jurish and Ronald E. Toupin, Jr. Common shareholders will not participate in the election of these Trustees.

                                                         SUMMARY

PROPOSAL                                             COMMON SHAREHOLDERS           PREFERRED SHAREHOLDERS
----------------------------------------------    --------------------------      ------------------------

Election of Trustees

Class I:
Mark Jurish .................................                  N/A                            X
Ronald A. Nyberg ............................                   X                             X

Class II:
Ronald E. Toupin, Jr. .......................                  N/A                            X
Nicholas Dalmaso ............................                   X                             X

Class III:
Clifford D. Corso ...........................                   X                             X
Jerry Rosenbloom ............................                   X                             X

         The principal executive offices of the Fund are located at 113 King Street, Armonk, New York 10504. MBIA Capital Management Corp. ("MBIA-CMC"), whose principal business address is 113 King Street, Armonk, New York 10504, is the Fund's investment adviser. MBIA-CMC is an affiliate of MBIA Insurance Corporation, a leading financial guarantor in the municipal securities market. MBIA Municipal Investors Service Corp., whose principal business address is 113 King Street, Armonk, New York 10504, is the Fund's administrator.

                        PROPOSAL 1: ELECTION OF TRUSTEES

         In accordance with the Fund's Amended and Restated Agreement and Declaration of Trust, the Fund's Board of Trustees will, commencing with this Meeting, be divided into three classes: Class I, Class II and Class III. At the Meeting, shareholders will be asked to elect two Class I, two Class II and two Class III Trustees. The terms of office of the Class I, Class II and Class III Trustees expire at the year 2005, 2006 and 2007 annual meetings of shareholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. Upon the expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Trustees.

         The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees are currently members of the Fund's Board of Trustees. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

INFORMATION REGARDING TRUSTEE NOMINEES

         The following table provides information concerning the nominees for election as Trustees of the Fund:

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                              TERM OF                                    FUND COMPLEX
                                              OFFICE (2)                                  OVERSEEN BY
                              POSITION(S)       AND                                          NOMINEE
                              HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)       (INCLUDING THE       OTHER DIRECTORSHIPS
NAME, ADDRESS (1) AND AGE      THE FUND     TERM SERVED      DURING PAST 5 YEARS               FUND)             HELD BY NOMINEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE NOMINEES (3)

Mark Jurish, Age: 44          Trustee       Since 2003    Founder and Chief Executive           1               None
                                                          Officer of Larch Lane Advisors
Class I                                                   LLC. Prior to forming Larch Lane,
                                                          Mr. Jurish was Managing Director
                                                          at Paloma Partners, a firm that he
                                                          joined in 1988.

Ronald A. Nyberg, Age: 51     Trustee       Since 2003    Principal, Ronald A. Nyberg, Ltd., a  1               Director, Edward
                                                          law firm specializing in Corporate                    Hospital Foundation,
Class I                                                   Law, Estate Planning and Business                     Naperville, IL;
                                                          Transactions (2000 - present).                        Trustee, North Park
                                                          Formerly, Executive Vice President,                   University, Chicago,
                                                          General Counsel, and Corporate                        IL; Trustee, Advent
                                                          Secretary of Van Kampen                               Claymore Convertible
                                                          Investments (1982-1999).                              Securities and
                                                                                                                Income Fund, Western
                                                                                                                Asset/Claymore U.S.
                                                                                                                Treasury Inflation
                                                                                                                Protected Securities
                                                                                                                Fund, Dreman/
                                                                                                                Claymore Dividend &
                                                                                                                Income Fund, Western
                                                                                                                Asset/Claymore U.S.
                                                                                                                Treasury Inflation
                                                                                                                Protected Securities
                                                                                                                Fund 2, TS&W/
                                                                                                                Claymore Tax
                                                                                                                Advantaged Balanced
                                                                                                                Fund, and Madison/
                                                                                                                Claymore Covered
                                                                                                                Call Fund.

                                                                                            NUMBER OF
                                                                                         PORTFOLIOS IN
                                              TERM OF                                     FUND COMPLEX
                                              OFFICE (2)                                   OVERSEEN BY
                              POSITION(S)       AND                                          NOMINEE
                              HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S)      (INCLUDING THE      OTHER DIRECTORSHIPS
NAME, ADDRESS (1) AND AGE      THE FUND     TERM SERVED       DURING PAST 5 YEARS              FUND)             HELD BY NOMINEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE NOMINEES (3)


Jerry S. Rosenbloom, Age: 65  Trustee       Since 2003      Professor of Insurance and Risk       1             Harleysville Group,
                                                            Management at the Wharton School                    Inc. and Century
Class III                                                   of the University of Pennsylvania                   Shares Trust.
                                                            and Academic Director of the
                                                            Certified Employee Benefit
                                                            Specialist (CEBS) Program, co-
                                                            sponsored by the Wharton School
                                                            and the International Foundation of
                                                            Employee Benefit Plans.


Ronald E. Toupin, Jr.,        Trustee         Since 2003    Former Vice President, Manager        1             Trustee, Advent
Age: 46                                                     and Portfolio Manager of Nuveen                     Claymore Convertible
Class II                                                    Asset Management (1998-1999),                       Securities and
                                                            Vice President and Portfolio                        Income Fund, Western
                                                            Manager of Nuveen Investment                        Asset/Claymore
                                                            Advisory Corporation (1992-2000),                   U.S. Treasury
                                                            Vice President and Manager of                       Inflation Protected
                                                            Nuveen Unit Investment Trusts                       Securities Fund,
                                                            (1991 to 1998), and Assistant                       Dreman/Claymore
                                                            Vice President and Portfolio                        Dividend & Income
                                                            Manager of Nuveen Unit Trusts                       Fund, Western
                                                            (1988-1990), each of John                           Asset/Claymore
                                                            Nuveen & Company, Inc.                              U.S. Treasury
                                                             (1982-1999).                                       Inflation Protected
                                                                                                                Securities Fund 2,
                                                                                                                TS&W/Claymore Tax-
                                                                                                                Advantaged Balanced
                                                                                                                Fund, and Madison/
                                                                                                                Claymore Covered
                                                                                                                Call Fund.

INTERESTED TRUSTEE NOMINEES (3)

Clifford D. Corso (4), Age: 42  President     Since 2003    President of MBIA-CMC and Chief       1               None
                                and Trustee                 Corp.; Vice-President of the 1838
                                                            Investment Advisors
                                                            Funds.


Nicholas Dalmaso (4), Age: 39   Trustee       Since 2003    Senior Managing Director and          1             Trustee, Advent
                                                            General Counsel of Claymore                         Claymore Convertible
Class II                                                    Advisors, LLC and Claymore                          Securities and
                                                            Securities, Inc. (2001-present).                    Income Fund, Western
                                                            Formerly, Assistant General                         Asset/Claymore U.S.
                                                            Counsel, John Nuveen & Company,                     Treasury Inflation
                                                            Inc (1999-2001). Former Vice                        Protected Securities
                                                            President and Associate General                     Fund, Flaherty &
                                                                                                                Crumrine/Claymore
                                                            Counsel of Van Kampen Investments                   Preferred Securities
                                                            Inc. (1992-1999).                                   and Income Fund,
                                                                                                                Inc., Flaherty &
                                                                                                                Crumrine/Claymore
                                                                                                                Total Return Fund,
                                                                                                                Inc., Dreman/
                                                                                                                Claymore Dividend &
                                                                                                                Income Fund, and
                                                                                                                Western Asset/
                                                                                                                Claymore U.S.
                                                                                                                Treasury Inflation
                                                                                                                Protected Securities
                                                                                                                Fund 2, TS&W/
                                                                                                                Claymore Tax-
                                                                                                                Advantaged Balanced
                                                                                                                Fund and Madison
                                                                                                                Claymore Covered
                                                                                                                Call Funds.
----------------------

1  The business address of each Trustee is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund,
   113 King Street, Armonk, New York 10504.

2  The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal of a Trustee. The terms of office of the Class I, Class II and Class III Trustees expire at the year 2005, 2006 and 2007 annual meetings of shareholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified.

3  "Independent Trustees Nominees" are those Trustees who are not "interested persons" as defined in the Investment
   Company Act of 1940, as amended (the "1940 Act"), of the Fund. "Interested Trustees Nominees" are those who are
   "interested persons" of the Fund.

4  Mr. Corso may be deemed an "interested person" by virtue of his position at MBIA-CMC, and Mr. Dalmaso by virtue of his position at Claymore Securities, Inc. Messrs. Corso's and Dalmaso's positions with affiliated persons of the Fund are set forth in the table above.

         The following table provides information concerning the dollar range of equity securities owned beneficially by each nominee for election as Trustee as of September 22, 2004:

                                                                                 AGGREGATE DOLLAR RANGE (1) OF EQUITY
                                                                                SECURITIES IN ALL FUNDS OVERSEEN BY
                                             DOLLAR RANGE (1) OF EQUITY          TRUSTEE/NOMINEE IN THE FAMILY OF
NAME OF TRUSTEE/NOMINEE                       SECURITIES IN THE FUND                   INVESTMENT COMPANIES
-----------------------                       -----------------------           -----------------------------------
INDEPENDENT TRUSTEES
Mark Jurish                                              A                                       A
Ronald A. Nyberg (2)                                     B                                       B
Jerry S. Rosenbloom                                      A                                       A
Ronald E. Toupin, Jr.                                    A                                       A

INTERESTED TRUSTEES
Clifford D. Corso                                        A                                       A
Nicholas Dalmaso                                         A                                       A

-----------------
1 The dollar ranges are as follows: "A" = None; "B" = $1 - $10,000; "C" = $10,001 - $50,000; "D" = $50,001 - $100,000; "E" = Over $100,000.
2 Roland A. Nyberg beneficially owns 500 shares of common shares of the Fund which represents less than 1% of the outstanding shares of the Fund's common shares.

         As of September 22, 2004, none of the non-interested Trustees of the Fund nor any of their immediate family members owned beneficially or of record any securities in MBIA Inc., MBIA-CMC or any person directly or indirectly controlling, controlled by or under common control with MBIA Inc. or MBIA-CMC.

         As of September 22, 2004, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund's common shares or preferred shares. To the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund's shares of common shares or preferred shares outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 7,892,461 common shares, equal to approximately 99% of the Fund's outstanding common shares and 2,778 preferred shares, equal to 100% of the Fund's outstanding preferred shares.

COMPENSATION

         MBIA-CMC pays all compensation of officers and employees of the Fund who are affiliated persons of MBIA Inc. or its subsidiaries.

         The Fund pays each Independent Trustee a combined fee for services on the Board and on the committees of $5,000 per year and $1,000 per quarter. The Fund reimburses each Independent Trustee for his or her out-of-pocket expenses relating to attendance at Board and committee meetings. The Fund did not pay any compensation to the Interested Trustees during the fiscal year ended July 31, 2004.

         The following table sets forth the compensation paid by the Fund to the Independent Trustees during the fiscal year ended July 31, 2004 and the aggregate compensation paid to them from all registered funds in the Fund Complex for the fiscal year ended July 31, 2004. The Fund does not provide any pension or retirement benefits to Trustees.

                                                                    PENSION OR
                                                                    RETIREMENT
                                                                     BENEFITS               ESTIMATED          AGGREGATE
                                                AGGREGATE        ACCRUED AS PART         ANNUAL BENEFITS     COMPENSATION
         NAME OF            POSITION          COMPENSATION            OF FUND                 UPON           FROM FUND AND
         TRUSTEE            WITH FUND           FROM FUND             EXPENSE              RETIREMENT        FUND COMPLEX
 --------------------   ----------------    ----------------    ----------------        ----------------   ----------------
Mark Jurish                  Trustee             $9,000                None                   None              $9,000
Ronald A. Nyberg             Trustee             $9,000                None                   None              $9,000
Jerry S. Rosenbloom          Trustee             $9,000                None                   None              $9,000
Ronald E. Toupin, Jr.        Trustee             $9,000                None                   None              $9,000

         A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of a Fund Complex.

BOARD COMMITTEES AND MEETINGS

BOARD OF TRUSTEES AND MEETINGS. The Board of Trustees is responsible for ensuring that the Fund is managed in the best interest of its shareholders. The Trustees oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including MBIA-CMC, the custodian, the transfer agent, the servicing agent and the administrator. As part of this process, the Trustees consult with the Fund's independent auditors and with their own separate independent counsel.

         During the fiscal year ended July 31, 2004, the Board of Trustees met seven times. Each Trustee attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible. The Fund does not have a formal policy regarding attendance by Trustees at annual meetings of shareholders. This Meeting is the Fund's first annual meeting of shareholders.

         The Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below. The Fund also has an Executive Committee.

AUDIT COMMITTEE. The Fund's Audit Committee is currently composed of Messrs. Jurish, Nyberg, Rosenbloom and Toupin, all of whom have been determined not to be "interested persons" of the Fund, MBIA-CMC or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Audit Committee is, among other things, responsible for: (i) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls over financial reporting and the quality, integrity and objectivity of the Fund's financial statements and the independent audit thereof, (ii) approving prior to appointment the engagement of the Fund's independent auditors, (iii) selecting, overseeing and setting the compensation of the Fund's independent auditors, and (iv) discussing the Fund's annual audited financial statements and semi-annual financial statements with management and the independent auditors. This Committee met six times during the fiscal year ended July 31, 2004. The Fund adopted an Audit Committee Charter at a meeting held on July 21, 2003, as amended at a meeting held on July 15, 2004, a copy of which is attached to this Proxy Statement as Annex A.

NOMINATING COMMITTEE. The Nominating Committee, the principal function of which is to select and nominate persons for election as Trustees of the Fund, is currently composed of Messrs. Jurish, Nyberg, Rosenbloom and Toupin. Only Trustees who are not "interested persons" of the Fund, MBIA-CMC or its affiliates within the meaning of the 1940 Act and who are "independent" as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may accept nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations which include biographical data and set forth the qualifications of the proposed nominee to the Fund's Secretary. The Nominating Committee met once during the Fund's fiscal year ended July 31, 2004. The Fund adopted a Nominating Committee Charter at a meeting held on July 15, 2004, a copy of which is attached to this Proxy Statement as Annex B.

         The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. While the Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Trustee of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

     o whether or not the individual is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

     o whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

     o whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

     o the contribution which the individual can make to the Board and the Fund with consideration being given to the individual's educational background and business and professional experience;

     o  the character and integrity of the individual; and

     o  the overall diversity of the Board's composition.

         The nominees for election at the Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating Committee.

REPORT OF THE AUDIT COMMITTEE

         Pursuant to meetings of the Audit Committee on July 15, 2004 and September 15, 2004, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the Independent Registered Public Accounting Firm to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on the review and discussions referred to in items (i) through
(iii) above, the Audit Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended July 31, 2004 and that PwC be appointed as the Fund's independent auditors for the fiscal year ending July 31, 2005.

                                   Submitted by the Audit Committee
                                   of the Fund's Board of Trustees

                                   Jerry Rosenbloom, Chairperson
                                   Mark Jurish
                                   Ronald A. Nyberg
                                   Ronald E. Toupin, Jr.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Each Trustee and certain officers of the Fund, MBIA-CMC, certain affiliated persons of MBIA-CMC and persons who own more than 10% of any class of outstanding equity securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund's Trustees, and relevant officers, MBIA-CMC and relevant affiliated persons of MBIA-CMC have complied with all applicable filing requirements during the fiscal year ended July 31, 2004.

REQUIRED VOTE

         Election of Messrs. Corso, Nyberg, Rosenbloom and Dalmaso to the Board of Trustee of the Fund will require the affirmative vote of a majority of the votes of the common shareholders and the preferred shareholders (voting together as a single class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy. Election of Messrs. Jurish and Toupin to the Board of Trustees will require the affirmative vote of a majority of the votes of the preferred shareholders (voting as a separate class) of the Fund, cast for the election of Trustees at the Meeting, in person or by proxy.

         THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR TRUSTEE.

                             ADDITIONAL INFORMATION

EXECUTIVE OFFICERS OF THE FUND

         Certain biographical and other information relating to the officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years and the length of time served.

                                                  TERM OF
                                                 OFFICE AND
                           POSITION(S) HELD      YEAR FIRST          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS* AND AGE        WITH FUND          APPOINTED**           DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
Craig L. Armstrong,        Assistant Vice        Since 2003          Vice President, MBIA-CMC
Age: 34                    President                                 (2003-Present); Assistant
                                                                     Vice President and Vice
                                                                     President, MBIA Corp.
                                                                     (1999-2003); Senior
                                                                     Analyst, MBIA Investment
                                                                     Management Corp. (1999).

Leonard I. Chubinsky,      Assistant Secretary   Since 2003          General Counsel and Secretary,
Age: 55                    and Counsel                               MBIA-CMC.


Michael R. Jacobson,       Vice President and    Since 2003          Director, MBIA-CMC.
Age: 50                    Secretary

Marc Morris,               Treasurer             Since 2003          Chief Financial Officer of MBIA's fixed
Age: 45                                                              income business; President, MBIA
                                                                     Investment Management Corp.


Patrick M. Tucci,          Assistant Vice        Since 2003          Assistant Vice President and Portfolio
Age: 34                    President                                 Manager, MBIA-CMC (2002-Present);
                                                                     Assistant Vice President, Vice President,
                                                                     Salomon Smith Barney Global Equities
                                                                     Group (2000-2001); Assistant Vice
                                                                     President, Salomon Smith Barney
                                                                     Municipal Bond Group (1995-2000).

Susan A. Voltz,            Vice President        Since 2003          Director and Senior Portfolio Manager,
Age: 42                                                              MBIA-CMC.

---------------
*  The business address of each officer is c/o MBIA Capital Management Corp., 113 King Street,
   Armonk, New York 10504.

** Elected by and serves at the pleasure of the Board of Trustees of the Fund or until their successors have been duly elected and qualified.

INDEPENDENT AUDITORS

         The Audit Committee of the Fund unanimously approved the appointment of PwC as the Fund's independent auditors for the current fiscal year ending July 31, 2005. PwC is located at 300 Madison Avenue, New York, New York 10017.

         A representative of PwC, if requested by any shareholder, will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if he or she chooses to do so.

         The Fund's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund's Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to MBIA-CMC or any entity controlling, controlled by, or under common control with MBIA-CMC (MBIA-CMC and such other entities, together, the "Service Affiliates") if such services related directly to the operations and financial reporting of the Fund.

         AUDIT FEES. Audit Fees are fees related to the annual audit of the Fund's financial statements and for services normally provided in connection with the statutory and regulatory filings of the Fund. These fees also include non-recurring fees billed to the Fund by PwC in connection with the initial public offering of common shares of the Fund. For the initial fiscal year ended July 31, 2004, PwC billed $58,000 to the Fund, including out of pocket expenses.

         AUDIT-RELATED FEES. Audit-Related Fees are fees related to assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above. These include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters. Audit-Related Fees billed by PwC to the Fund for the initial fiscal year ended July 31, 2004 were $46,500. PwC did not bill any Audit-Related Fees to the Service Affiliates for audit-related services related directly to the operations and financial reporting of the Fund for the Fund's initial fiscal year ended July 31, 2004.

         TAX FEES. Tax Fees, which are fees associated with tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice, rendered by PwC to the Fund for the initial fiscal year ended July 31, 2004 were $8,000. PwC did not bill any Tax Fees to the Service Affiliates for tax services related directly to the operations and financial reporting of the Fund for the Fund's initial fiscal year ended July 31, 2004.

         ALL OTHER FEES. All Other Fees are fees related to products and services other than those services reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees". There were no All Other Fees billed by PwC to the Fund or the Service Affiliates for the initial fiscal year ended July 31, 2004.

         AGGREGATE NON-AUDIT FEES. The Aggregate Non-Audit Fees billed by PwC for services rendered to the Fund for the initial fiscal year ended July 31, 2004 were $54,500, consisting of $46,500 Audit-Related Fees and $8,000 Tax Fees. No Non-Audit Fees were billed by PwC for services rendered to the Service Affiliates for the initial fiscal year ended July 31, 2004.

         None of the services described above, provided in the initial fiscal year ended July 31, 2004, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

 PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS AND OTHER SHAREHOLDER COMMUNICATIONS

         All proposals by shareholders of the Fund which are intended to be presented at the Fund's next annual meeting of shareholders to be held in 2005 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than June 1, 2005. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. In order for proposals made outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Fund no later than August 15, 2005. Shareholder proposals should be addressed to the attention of the Secretary of the Fund at the address of the principal executive offices of the Fund.

         A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address of the principal executive offices of the Fund. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

                                OTHER INFORMATION

         THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JULY 31, 2004 AND THE FUND'S SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE FUND AT 113 KING STREET, ARMONK, NEW YORK 10504, OR BY CALLING TOLL-FREE 1-800-345-7999.

                         EXPENSES OF PROXY SOLICITATION

         The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of MBIA-CMC or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Trustees of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

         In some instances, the Fund may deliver to multiple shareholders sharing a common address only one copy of this Proxy Statement or the Annual Report. If requested by phone or in writing, the Fund will promptly provide a separate copy of the Proxy Statement or the Annual Report, as applicable, to a shareholder sharing an address with another stockholder. Requests by phone should be directed to the Fund's Servicing Agent, Claymore Securities, Inc., at 1-866-819-5301 and requests in writing should be sent to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to the Fund's Servicing Agent at the address above.

September 29, 2004

                                  [BLANK PAGE]

                                                                         ANNEX A

     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

                            AUDIT COMMITTEE CHARTER

I.       MEMBERSHIP AND QUALIFICATIONS

         A. The Audit Committee of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") shall be composed entirely of directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, and as required under Section 303A of the New York Stock Exchange Listed Company Manual. The Audit Committee shall consist of not fewer than three (3) of such directors. The Board of Trustees of the Fund (the "Board") may replace members of the Audit Committee at any time in its sole discretion.

         B. Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as the Board interprets such qualification in its business judgment.

         C. The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in
             Item 3 of Form N-CSR.

II.      FUNCTION AND PURPOSES

         A. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor's responsibility to plan and carry out a proper audit.

         B. The independent auditors for the Fund shall report directly to the Audit Committee.

         C.  The purposes of the Audit Committee are:

             (1) to oversee the Fund's accounting and financial reporting policies and practices and its internal controls over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal controls over financial reporting of certain third-party service providers;

             (2) to oversee the quality, integrity and objectivity of the Fund's financial statements and the independent audit thereof;

             (3) to approve prior to appointment the engagement of the Fund's independent auditors;

             (4) to act as liaison between the Fund's independent auditor and the Board;

             (5) to select, oversee and set the compensation of the Fund's independent auditor;

             (6) to assist with the Board's oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements; (3) the independent auditor's qualifications and independence; and (4) the performance of the Fund's internal audit function and of its independent auditor;

             (7) to prepare an audit committee report as required by the Securities Exchange Commission, to be included in the Fund's annual proxy statement;

             (8) to, at least annually, obtain and review a report by the independent auditor describing (1) the firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (3) to assess the independent auditor's independence with regard to all relationships between the independent auditor and the Fund;

             (9) to discuss the Fund's annual audited financial statements and semi-annual financial statements with management and the independent auditor;

             (10) to discuss the Fund's earnings press releases, financial information and earnings guidance provided to analysts and rating agencies, if any;

             (11) to discuss policies with respect to risk assessment and risk management;

             (12) to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with the independent auditor;

             (13) to review with the independent auditor any audit problems or difficulties and management's responses to the same;

             (14) to set clear hiring policies for the Fund as regards the hiring of employees or former employees of the independent auditor; and

             (15) to report regularly to the Board.

         D. To carry out its purposes, the Audit Committee shall have the following duties and powers:

             (1) to select, retain and terminate the Fund's independent auditor and, in connection therewith, to evaluate the independence of the independent auditor, including whether the independent auditor provides any consulting services to the Fund, and to receive the independent auditor's specific representations as to its independence. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

                  (a) all relationships between the independent auditor and the
                      Fund, as well as the Fund's investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund;

                  (b) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

                  (c) the audit firm's internal quality-control procedures;

             (2) to meet with the Fund's independent auditor, including private meetings, as necessary (1) to review and approve the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (2) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditor, or other results of such audits; (3) to consider the independent auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (4) to review the form of opinion the independent auditor proposes to tender to the Board and shareholders of the Fund; and (5) to obtain an annual performance evaluation of the Audit Committee;

             (3) to review and approve the fees charged by the auditors for audit and non-audit services;

             (4) to investigate any improprieties or suspected improprieties in the Fund's financial and accounting operations;

             (5) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the independent auditor;

             (6) to engage independent counsel and other advisers, as the Audit Committee deems necessary to carry out its duties;

             (7) to establish procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters;

             (8) to establish procedures for the confidential, anonymous submission by employees of the Fund of concerns regarding questionable accounting or auditing matters;

             (9) to establish such procedures for the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the Fund, as well as the employees of the management company;

             (10) to be directly responsible for the appointment, compensation and oversight of the work of any independent auditor employed by the Fund (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, or providing other audit, review or attest services for the Fund, and each such independent auditor shall report directly to the Audit Committee;

             (11) to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and such other matters as the Audit Committee may deem necessary or appropriate; and

             (12) to perform such other functions consistent with this Charter, the governing instruments of the Fund and the governing law, as the Audit Committee or the Board shall deem necessary or appropriate.

III.     OPERATIONS OF THE AUDIT COMMITTEE

         A. The Audit Committee shall meet at least annually and is empowered to hold special meetings as circumstances require.

         B. The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Audit Committee may act by written consent, to the extent permitted by the Fund's bylaws and by law.

         C. The Audit Committee may select one of its members to be chair and may select a co-chair.

         D. The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

         E. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

         F. The Audit Committee shall review this Charter at least annually and recommend any changes to the Board.

         G. The Audit Committee shall evaluate its performance at least annually.

                                  [BLANK PAGE]

                                                                         ANNEX B

     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

                          NOMINATING COMMITTEE CHARTER

ORGANIZATION AND GOVERNANCE

The Nominating Committee (the "Committee") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") shall be comprised solely of Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and who are "independent" as such term is defined in the New York Stock Exchange listing standards (the "Independent Trustees").

The Committee shall be comprised of as many Independent Trustees as the Board of Trustees of the Fund (the "Board") shall determine, but in any event not fewer than three (3) members, each of whom shall serve for a term of one year which shall be extendable at the sole discretion of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. The Board shall nominate the members of the Committee and shall designate the chairman and co-chairman of the Committee. The chairman or, in his absence, the co-chairman, shall preside at each meeting of the Committee.

STATEMENT OF PURPOSES AND RESPONSIBILITIES

The Committee shall select and nominate persons for election as Trustees of the Fund. The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become Trustees of the Fund in the event that a position is vacated or created, (ii) to select, or to recommend that the Board select, the Trustee nominees for each annual meeting of the stockholders, and
(iii) to set any necessary standards or qualifications for service as a Trustee of the Fund.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

The Committee may take into account a wide variety of factors in considering Trustee nominees. In identifying and evaluating an individual as a potential nominee to serve as a Trustee, or in evaluating whether to remove an incumbent Trustee, the Committee shall consider among other factors it may deem relevant:

         o whether or not the individual is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Fund;

         o whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

         o whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

         o whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

         o the contribution the individual can make to the Board and the Fund, with consideration being given to the individual's educational background and business and professional experience;

         o   the character and integrity of the individual; and

         o   the overall diversity of the Board's composition.

         o The Committee may, but is not required to, retain a third-party search firm at the Fund's expense to assist in the identification of Independent Trustee nominees.

CONSIDERATION OF NOMINEES RECOMMENDED BY STOCKHOLDERS

While the Committee is solely responsible for the selection and nomination of the Fund's Trustees, the Committee shall accept nominations for the office of Trustee made by Fund stockholders on the same basis as it considers and evaluates nominees recommended by other sources. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

QUORUM

A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at any meeting at which there is quorum present shall be the act of the Committee.

NOMINATION OF TRUSTEES

After a determination by the Committee that an individual should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

The Committee will meet at least once annually. Committee meetings shall also be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund's bylaws.

Members of the Committee shall receive at least three (3) days' prior written notice of any meeting of the Committee.

Adopted: July 15, 2004

                                      PROXY

                                  COMMON SHARES

                   PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
                            BACK AS SOON AS POSSIBLE

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE


     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND


           PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 11, 2004

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned holder of common shares of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") hereby appoints Leonard I. Chubinsky, Michael R. Jacobson and Susan A. Voltz, and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all common shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at 425 Lexington Avenue, New York, New York on Thursday, November 11, 2004 at 11:00 a.m., New York City time, and at any postponments or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES.

Please refer to the Proxy Statement for a discussion of the Proposals.

                                                                     SEE REVERSE
               CONTINUED AND TO BE SIGNED ON REVERSE SIDE               SIDE

                                     PROXY

                                 COMMON SHARES

                         PLEASE DATE, SIGN AND MAIL YOUR
                       PROXY CARD BACK AS SOON AS POSSIBLE

                         ANNUAL MEETING OF SHAREHOLDERS
     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
                                NOVEMBER 11, 2004

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE



     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

1.   Election of Trustees. Nominees
     CLASS I, to serve until the year 2005 Annual Meeting of Shareholders:

     (01) Ronald Nyberg;


     CLASS II, to serve until the year 2006 Annual Meeting of Shareholders:

     (03) Nicholas Dalmaso;


     CLASS III, to serve until the year 2007 Annual Meeting of Shareholders:

     (05) Clifford D. Corso;
     (06) Jerry Rosenbloom;

FOR  ALL NOMINEES   [ ]

WITHHELD FROM ALL NOMINEES   [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) on the line above.)

[ ]___________________________________________________

  2.   Any other business that may properly come before the meeting.

Please check the box to the right if you will be attending the Meeting. [ ]

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting.

PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID ENVELOPE. Please sign this proxy as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s):                 Date:
             ----------------       ----------


 Signature
(if jointly held)                   Date:
                   ----------------       ----------

                                     PROXY

                                PREFERRED SHARES

                   PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
                            BACK AS SOON AS POSSIBLE

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND


           PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 11, 2004

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned holder of preferred share of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") hereby appoints Leonard I. Chubinsky, Michael R. Jacobson and Susan A. Voltz, and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all preferred shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at 425 Lexington Avenue, New York, New York on Thursday, November 11, 2004 at 11:00 a.m., New York City time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES.

Please refer to the Proxy Statement for a discussion of the Proposals.

                                                                     SEE REVERSE
           CONTINUED AND TO BE SIGNED ON REVERSE SIDE                   SIDE

                                     PROXY

                                PREFERRED SHARES

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
                                NOVEMBER 11, 2004

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

1.   Election of Trustees. Nominees

     CLASS I, to serve until the year 2005 Annual Meeting of Shareholders:

     (01) Ronald Nyberg;
     (02) Mark Jurish;

     CLASS II, to serve until the year 2006 Annual Meeting of Shareholders:

     (03) Nicholas Dalmaso;
     (04) Ronald Toupin, Jr.;

     CLASS III, to serve until the year 2007 Annual Meeting of Shareholders:

     (05) Clifford D. Corso;
     (06) Jerry Rosenbloom;

FOR ALL NOMINEES   [ ]

WITHHELD FROM ALL NOMINEES  [ ]

[ ] ___________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) on the line above.)

 2.   Any other business that may properly come before the meeting.

Please check the box to the right if you will be attending the Meeting.  [ ]

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting.

PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID ENVELOPE. Please sign this proxy as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature(s):                 Date:
             ----------------       ----------



Signature
(if jointly held)                   Date:
                   ----------------       ----------